Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In re

GUILFORD MILLS, INC., et al., Debtors

Case No. 02-40667

                          Interim Financial Statements
               For the Period March 4, 2002 through March 31, 2002


Debtors' Address:  4925 West Market Street, Greensboro, N.C.  27407

Debtors' Attorney: Togut, Segal & Segal, LLP, One Penn Plaza, New York, NY 10119

Report Preparer: David H. Taylor

Disbursements during the report period:  $26,105,583

Net Income (Loss) during the reporting period:  ($48,168,000)


In accordance with Title 28, Section 1746 of the United States Code, the undersigned having examined the attached monthly operating report, and being familiar with the Debtor's financial affairs, declares under penalty of perjury that to the best of his knowledge, these documents are true, correct and complete. The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date: May 20, 2002                            /s/ David H. Taylor
                                              -------------------
                                              David H. Taylor
                                              Interim Chief Financial Officer

                              GUILFORD MILLS, INC.
                             (Debtors-In-Possession)
                          Interim Financial Statements
               For the Period March 4, 2002 through March 31, 2002



The condensed consolidated financial statements included herein reflect all adjustments (none of which are other than normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the information included. The following condensed consolidated financial statements are included:


         Consolidated Statement of Operations for the four weeks ended March 31, 2002

         Condensed Consolidated Balance Sheet as of March 31, 2002

         Condensed Consolidated Statement of Cash Flows for the four weeks ended March 31, 2002

         Condensed Notes to Consolidated Financial Statements

                              Guilford Mills, Inc.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)


-------------------------------------------------------------------------------
                                                      For the Four Weeks Ended
                                                           March 31, 2002
-------------------------------------------------------------------------------

Net Sales                                                       $ 29,152


Costs and Expenses:
         Cost of goods sold                                       42,624
         Selling and administrative                                6,041
         Reorganization costs                                      5,168
         Restructuring and impaired asset charges                 24,567
-------------------------------------------------------------------------------
                                                                  78,400
-------------------------------------------------------------------------------

Operating Loss                                                   (49,248)
Interest Expense                                                     662
Impaired Investments                                               8,689
Other Income, Net                                                    (79)

-------------------------------------------------------------------------------
Loss Before Income Tax Benefit                                   (58,520)

Income Tax Benefit                                               (10,352)
-------------------------------------------------------------------------------
Net Loss                                                      $  (48,168)
-------------------------------------------------------------------------------

See accompanying condensed notes to consolidated financial statements.

                              Guilford Mills, Inc.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (Debtors-In-Possession)
                                   (Unaudited)
                                 (In thousands)


------------------------------------------------------------------------------

                                                                 March 31,
                                                                   2002
------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                      $     7,671
Accounts receivable, net                                            52,066
Inventories                                                         34,851
Other current assets                                                44,992
------------------------------------------------------------------------------
         Total current assets                                      139,580
------------------------------------------------------------------------------
Property, net                                                      128,438
Investment in foreign subsidiaries                                  18,583
Intercompany receivables, net                                      102,420
Other assets                                                        38,421
------------------------------------------------------------------------------
         Total assets                                          $   427,442
------------------------------------------------------------------------------

Liabilities
Accounts payable                                               $     7,510
Short-term borrowings                                               13,278
Other current liabilities                                            8,002
------------------------------------------------------------------------------
         Total current liabilities                                  28,790
------------------------------------------------------------------------------
         Total long-term liabilities                                 3,579
------------------------------------------------------------------------------
Liabilities subject to compromise                                  347,739

Stockholders' Investment
Common stock                                                           655
Capital in excess of par                                           119,984
Retained earnings                                                   61,323
Accumulated other comprehensive loss                                (4,520)
Other stockholders' investment                                    (130,108)
------------------------------------------------------------------------------
         Total stockholders' investment                             47,334
------------------------------------------------------------------------------
         Total liabilities and stockholders' investment          $ 427,442
------------------------------------------------------------------------------


See accompanying condensed notes to consolidated financial statements.

                              Guilford Mills, Inc.
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

-------------------------------------------------------------------------------
                                                       For the Four Weeks Ended
                                                            March 31, 2002
-------------------------------------------------------------------------------
Cash Flows From Operating Activities:
 Net loss                                                       $ (48,168)
 Depreciation and amortization                                      2,349
 Unexpended restructuring costs                                    34,875
 Non-cash reorganization costs                                      2,417
 Other adjustments to net income, net                             (11,424)
 Net changes in operating assets and liabilities                   23,211
-------------------------------------------------------------------------------
        Net cash provided by operating activities                   3,260
-------------------------------------------------------------------------------
Cash Flows From Investing Activities:
 Additions to property                                               (244)
 Other investing activities, net                                      180
-------------------------------------------------------------------------------
        Net cash used in investing activities                         (64)
-------------------------------------------------------------------------------
Cash Flows From Financing Activities:
 Short-term borrowings, net                                        (6,484)
-------------------------------------------------------------------------------
        Net cash used in financing activities                      (6,484)

Net Decrease In Cash and Cash Equivalents                          (3,288)

Beginning Cash and Cash Equivalents                                10,959
-------------------------------------------------------------------------------
Ending Cash and Cash Equivalents                                  $ 7,671
===============================================================================

See accompanying condensed notes to consolidated financial statements.

                              GUILFORD MILLS, INC.
              CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (Debtors-In-Possession)
                                 March 31, 2002
                        (In thousands except share data)
                                   (Unaudited)


1. The Company -- The accompanying financial statements are the condensed consolidated financial statements of Guilford Mills, Inc. and all of its domestic subsidiaries (collectively "Guilford" or "the Company"), which are listed below.

                --------------------------------------------------- -------------------------------------------
                Guilford Mills, Inc.                                Hofmann Laces, Ltd.
                --------------------------------------------------- -------------------------------------------
                Gold Mills, Inc.                                    Gold Mills Farms, Inc.
                --------------------------------------------------- -------------------------------------------
                Mexican Industries of North Carolina, Inc.          Guilford Mills, (Michigan), Inc.
                --------------------------------------------------- -------------------------------------------
                GMI Computer Sales, Inc.                            GFD Services, Inc.
                --------------------------------------------------- -------------------------------------------
                GFD Fabrics, Inc.                                   Raschel Fashions Interknitting, Ltd.
                --------------------------------------------------- -------------------------------------------
                Curtains and Fabrics, Inc.                          Twin Rivers Textile Printing & Finishing
                --------------------------------------------------- -------------------------------------------
                Advisory Research Services, Inc.                    Guilford Airmont, Inc.
                --------------------------------------------------- -------------------------------------------

These statements do not include the results of Guilford's foreign subsidiaries.

2. Basis of Presentation -- The accompanying unaudited consolidated condensed financial statements, are presented in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code"("SOP 90-7"). These statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities and commitments in the normal course of business and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The filing of the voluntary Chapter 11 petitions referred to below, losses from operations and negative cash flow from operations raise doubt about the Company's ability to continue as a going concern. The appropriateness of using a going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations and the ability to generate cash from operations and financing sources sufficient to meet obligations. As a result of the filing of the Chapter 11 cases and related circumstances, realization of assets and liquidation of liabilities is subject to significant uncertainty. While under the protection of Chapter 11, the Debtors (as defined below in Note 3) may sell or otherwise dispose of assets, and liquidate or settle liabilities for amounts other than those reflected in the consolidated condensed financial statements. Further, a plan or plans of reorganization could materially change the amounts reported in the accompanying consolidated condensed financial statements. The consolidated condensed financial statements do not include any adjustments relating to recoverability of the value of recorded asset amounts or the amount and classification of liabilities that might be necessary as a consequence of a plan of reorganization. At this time, it is not possible to predict the outcome of the Chapter 11 cases or their effect on the Company's business, its financial position, results of operations or cash flows. If it is determined that the liabilities subject to compromise in the Chapter 11 cases exceed the fair value of the assets, unsecured claims may be satisfied at less than 100% of their face value and equity interests of the Company's stockholders may have no value. The Company believes the DIP Facility (as defined below in Note 3), should provide the Company with adequate liquidity to conduct its business while it prepares a reorganization plan. However, the Company's liquidity, capital resources, results of operations and ability to continue as a going concern are subject to known and unknown risks and uncertainties.

3. Bankruptcy Proceedings -- On March 5, 2002, the Company reached an agreement in principle with its senior lenders on a restructuring of the Company's approximately $270 million senior indebtedness. Under the restructuring, the Company expects that, in accordance with the agreement in principle and subject to confirmation of the plan of reorganization, the Company's outstanding senior debt will be reduced to approximately $145 million, and the Company's unsecured trade creditors will be paid in full.


To conclude the restructuring as quickly as possible, the Company and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the

United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on March 13, 2002. The Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under case no. 02-40667 (BRL). As of the date of this filing, the Debtors are continuing to operate their business as debtors-in-possession under Chapter 11 of the Bankruptcy Code and are subject to the jurisdiction of the Bankruptcy Court. The Company's foreign subsidiaries have not filed voluntary petitions and are therefore not debtors.

As a result of these filings, actions to collect pre-petition indebtedness are stayed and certain other pre-petition contractual obligations against the Debtors may not be enforceable. In addition, under the Bankruptcy Code, the Debtors may assume or reject executory contracts, including real estate leases, employment contracts, personal property leases, service contracts and other unexpired, executory pre-petition contracts, subject to Bankruptcy Court approval. Parties affected by these rejections may file claims with the Bankruptcy Court in accordance with the Bankruptcy Code. The Debtors cannot presently determine or reasonably estimate the ultimate liability that may result from the filing of claims for all contracts that may be rejected. The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Although the Debtors expect to file a reorganization plan or plans that provide for emergence from bankruptcy sometime during fiscal year 2002, there can be no assurance that a reorganization plan or plans will be proposed by the Debtors or confirmed by the Bankruptcy Court or that any such plan will be consummated. It is contemplated that upon emergence, all of the Company's currently outstanding common stock will be cancelled, and the Company will then immediately issue to its current senior lenders and to its existing stockholders shares of Company common stock representing 90% and 10%, respectively, of the reorganized Company's total outstanding common stock.

As provided by the Bankruptcy Code, the Debtors have the exclusive right to submit a plan of reorganization for 120 days from the date of the filing of the voluntary petitions. Further extension may be sought and may be granted or denied by the Bankruptcy Court. If the Debtors fail to file a plan of reorganization during such period or if such plan is not accepted by the required number of creditors and equity holders within the required period, any party in interest may subsequently file its own plan of reorganization for the Debtors. A plan of reorganization must be confirmed by the Bankruptcy Court, upon certain findings being made by the Bankruptcy Court which are required by the Bankruptcy Code. The Bankruptcy Court may confirm a plan of reorganization notwithstanding the non-acceptance of the plan by an impaired class of creditors or equity holders if certain requirements of the Bankruptcy Code are met. A plan of reorganization also could result in holders of the Company's common stock receiving no value for their interest. The Chapter 11 filing, the uncertainty regarding the eventual outcome of the reorganization case and the effect of other unknown adverse factors could threaten the Company's existence as a going concern.

At a hearing held on March 14, 2002, the Bankruptcy Court entered orders granting authority to the Debtors to, among other things, pay certain pre-petition employee wages, salaries, benefits and other employee obligations, and pay certain administrative fees and insurance related obligations.

Schedules will be filed with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the filing date as shown by the Company's accounting records. Differences between amounts shown by the Company and claims filed by creditors will be investigated and, if necessary, unresolved disputes will be determined by the Bankruptcy Court. The ultimate settlement terms for such liabilities are subject to a plan of reorganization, and accordingly, are not presently determinable.

The Company entered into a $30 million Debtor-In-Possession Credit Agreement, dated as of March 13, 2002, (the "DIP facility") with Wachovia Bank. Borrowings against the DIP facility have an interest rate equal to Wachovia's Base Rate plus 2.5% or, at Guilford's option, LIBOR plus 3.5%, for interest periods of 1 or 3 months. The actual borrowing availability is calculated using a "borrowing base", as defined therein, based upon levels of accounts receivable and inventory, and may be less than $30 million. The Company may use this facility during the period of the bankruptcy proceeding to continue its ordinary course day-to-day operations, service its customers and complete its strategic business restructuring. As of the date hereof, the Company has no borrowings under this facility.

4. Liabilities Subject to Compromise -- The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Such liabilities are classified as "liabilities subject to compromise". The table below summarizes the Company's liabilities subject to compromise.



                                                      Balance as of March
                                                            31, 2002
                                                      ---------------------
              Long-term debt classified current              $239,842
              Accounts payable                                 21,696
              Current maturities of long-term debt             23,162
              Long-term deferred compensation                  14,962
              Accrued interest payable                         10,953
              Accrued pension                                   7,358
              Income taxes payable                              6,274
              Other pre-petition obligations                   23,492
                                                               ------
              Total                                          $347,739
                                                      =====================

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In re

GUILFORD MILLS, INC., et al., Debtors

Case No. 02-40667

                          Interim Financial Statements
               For the Period April 1, 2002 through April 28, 2002


Debtors' Address: 4925 West Market Street, Greensboro, N.C. 27407

Debtors' Attorney: Togut, Segal & Segal, LLP, One Penn Plaza, New York, NY 10119

Report Preparer: David H. Taylor

Disbursements during the report period:  $25,159,985

Net Income (Loss) during the reporting period:  ($1,814,000)


In accordance with Title 28, Section 1746 of the United States Code, the undersigned having examined the attached monthly operating report, and being familiar with the Debtor's financial affairs, declares under penalty of perjury that to the best of his knowledge, these documents are true, correct and complete. The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date: May 21, 2002                           /s/ David H. Taylor
                                             -------------------
                                             David H. Taylor
                                             Interim Chief Financial Officer

                              GUILFORD MILLS, INC.
                             (Debtors-In-Possession)
                          Interim Financial Statements
               For the Period April 1, 2002 through April 28, 2002



The condensed consolidated financial statements included herein reflect all adjustments (none of which are other than normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the information included. The following condensed consolidated financial statements are included:


         Consolidated Statements of Operations for the four weeks and eight weeks ended April 28, 2002

         Condensed Consolidated Balance Sheet as of April 28, 2002

         Condensed Consolidated Statements of Cash Flows for the four weeks and eight weeks ended April 28, 2002

         Condensed Notes to Consolidated Financial Statements

                              Guilford Mills, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

------------------------------------------------------- -------------------------------- --------------------------------
                                                            For the Four Weeks Ended         For the Eight Weeks Ended
                                                                 April 28, 2002                   April 28, 2002
------------------------------------------------------- -------------------------------- --------------------------------
Net Sales                                                             $ 29,643                         $ 58,795
Costs and Expenses:
         Cost of goods sold                                             26,865                           69,489
         Selling and administrative                                      3,233                            9,274
         Reorganization costs                                              ---                            5,168
         Restructuring and impaired asset charges                        1,582                           26,149
------------------------------------------------------- -------------------------------- --------------------------------
                                                                        31,680                          110,080
------------------------------------------------------- -------------------------------- --------------------------------

Operating Loss                                                          (2,037)                         (51,285)
Interest Expense                                                            22                              684
Impaired Investments                                                       ---                            8,689
Other Income, Net                                                         (422)                            (501)
------------------------------------------------------- -------------------------------- --------------------------------
Loss Before Income Tax Provision or Benefit                             (1,637)                         (60,157)

Income Tax Provision (Benefit)                                             177                          (10,175)
------------------------------------------------------- -------------------------------- --------------------------------
Net Loss                                                             $  (1,814)                      $  (49,982)
------------------------------------------------------- -------------------------------- --------------------------------

See accompanying condensed notes to consolidated financial statements.

                              Guilford Mills, Inc.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (Debtors-In-Possession)
                                   (Unaudited)
                                 (In thousands)

--------------------------------------------------------------------------
                                                             April 28,
                                                                2002
--------------------------------------------------------------------------
Assets
Cash and cash equivalents                                  $     6,421
Accounts receivable, net                                        54,569
Inventories                                                     32,524
Other current assets                                            47,069
--------------------------------------------------------------------------
         Total current assets                                  140,583
--------------------------------------------------------------------------
Property, net                                                  126,335
Investment in foreign subsidiaries                              17,481
Intercompany receivables, net                                  107,536
Other assets                                                    38,405
--------------------------------------------------------------------------
         Total assets                                      $   430,340
--------------------------------------------------------------------------
Liabilities
Accounts payable                                           $    17,354
Short-term borrowings                                            8,808
Other current liabilities                                        8,730
--------------------------------------------------------------------------
         Total current liabilities                              34,892
--------------------------------------------------------------------------
         Total long-term liabilities                             4,492
--------------------------------------------------------------------------
Liabilities subject to compromise                              347,825

Stockholders' Investment
Common stock                                                       655
Capital in excess of par                                       119,984
Retained earnings                                               57,086
Accumulated other comprehensive loss                            (4,520)
Other stockholders' investment                                (130,074)
--------------------------------------------------------------------------
         Total stockholders' investment                         43,131
--------------------------------------------------------------------------
         Total liabilities and stockholders' investment      $ 430,340
--------------------------------------------------------------------------


See accompanying condensed notes to consolidated financial statements.

                              Guilford Mills, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

--------------------------------------------------------- ------------------------------- -------------------------------
                                                             For the Four Weeks Ended       For the Eight Weeks Ended
                                                                  April 28, 2002                  April 28, 2002
--------------------------------------------------------- ------------------------------- -------------------------------
Cash Flows From Operating Activities:
 Net loss                                                              $ (1,814)                      $ (49,982)
 Depreciation and amortization                                            3,052                           5,401
 Unexpended restructuring costs                                             267                          35,142
 Non-cash reorganization costs                                               --                           2,417
 Other adjustments to net loss, net                                          49                         (11,375)
 Net changes in operating assets and liabilities                          1,920                          25,131
--------------------------------------------------------- ------------------------------- -------------------------------
        Net cash provided by operating activities                         3,474                           6,734
--------------------------------------------------------- ------------------------------- -------------------------------
Cash Flows From Investing Activities:
 Additions to property                                                     (254)                           (498)
 Other investing activities, net                                             --                             180
--------------------------------------------------------- ------------------------------- -------------------------------
        Net cash used in investing activities                              (254)                           (318)
--------------------------------------------------------- ------------------------------- -------------------------------
Cash Flows From Financing Activities:
 Short-term borrowings, net                                              (4,470)                        (10,954)
--------------------------------------------------------- ------------------------------- -------------------------------
        Net cash used in financing activities                            (4,470)                        (10,954)
--------------------------------------------------------- ------------------------------- -------------------------------
Net Decrease In Cash and Cash Equivalents                                (1,250)                         (4,538)

Beginning Cash and Cash Equivalents                                       7,671                          10,959
--------------------------------------------------------- ------------------------------- -------------------------------
Ending Cash and Cash Equivalents                                        $ 6,421                         $ 6,421
--------------------------------------------------------- ------------------------------- -------------------------------

See accompanying condensed notes to consolidated financial statements.

                              GUILFORD MILLS, INC.
              CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (Debtors-In-Possession)
                                 April 28, 2002
                                 (In thousands)
                                   (Unaudited)


1. The Company -- The accompanying financial statements are the condensed consolidated financial statements of Guilford Mills, Inc. and all of its domestic subsidiaries (collectively "Guilford" or "the Company"), which are listed below.

                --------------------------------------------------- -------------------------------------------
                Guilford Mills, Inc.                                Hofmann Laces, Ltd.
                --------------------------------------------------- -------------------------------------------
                Gold Mills, Inc.                                    Gold Mills Farms, Inc.
                --------------------------------------------------- -------------------------------------------
                Mexican Industries  of North Carolina, Inc.         Guilford Mills, (Michigan), Inc.
                --------------------------------------------------- -------------------------------------------
                GMI Computer Sales, Inc.                            GFD Services, Inc.
                --------------------------------------------------- -------------------------------------------
                GFD Fabrics, Inc.                                   Raschel Fashions Interknitting, Ltd.
                --------------------------------------------------- -------------------------------------------
                Curtains and Fabrics, Inc.                          Twin Rivers Textile Printing & Finishing
                --------------------------------------------------- -------------------------------------------
                Advisory Research Services, Inc.                    Guilford Airmont, Inc.
                --------------------------------------------------- -------------------------------------------

These statements do not include the results of Guilford's foreign subsidiaries.

2. Basis of Presentation -- The accompanying unaudited consolidated condensed financial statements, are presented in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code"("SOP 90-7"). These statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities and commitments in the normal course of business and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The filing of the voluntary Chapter 11 petitions referred to below, losses from operations and negative cash flow from operations raise doubt about the Company's ability to continue as a going concern. The appropriateness of using a going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations and the ability to generate cash from operations and financing sources sufficient to meet obligations. As a result of the filing of the Chapter 11 cases and related circumstances, realization of assets and liquidation of liabilities is subject to significant uncertainty. While under the protection of Chapter 11, the Debtors (as defined below in Note 3) may sell or otherwise dispose of assets, and liquidate or settle liabilities for amounts other than those reflected in the consolidated condensed financial statements. Further, a plan or plans of reorganization could materially change the amounts reported in the accompanying consolidated condensed financial statements. The consolidated condensed financial statements do not include any adjustments relating to recoverability of the value of recorded asset amounts or the amount and classification of liabilities that might be necessary as a consequence of a plan of reorganization. At this time, it is not possible to predict the outcome of the Chapter 11 cases or their effect on the Company's business, its financial position, results of operations or cash flows. If it is determined that the liabilities subject to compromise in the Chapter 11 cases exceed the fair value of the assets, unsecured claims may be satisfied at less than 100% of their face value and equity interests of the Company's stockholders may have no value. The Company believes the DIP Facility (as defined below in Note 3), should provide the Company with adequate liquidity to conduct its business while it prepares a reorganization plan. However, the Company's liquidity, capital resources, results of operations and ability to continue as a going concern are subject to known and unknown risks and uncertainties.

3. Bankruptcy Proceedings -- On March 5, 2002, the Company reached an agreement in principle with its senior lenders on a restructuring of the Company's approximately $270 million senior indebtedness. Under the restructuring, the Company expects that, in accordance with the agreement in principle and subject to confirmation of the plan of reorganization, the Company's outstanding senior debt will be reduced to approximately $145 million, and the Company's unsecured trade creditors will be paid in full.


To conclude the restructuring as quickly as possible, the Company and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the

United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on March 13, 2002. The Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under case no. 02-40667 (BRL). As of the date of this filing, the Debtors are continuing to operate their business as debtors-in-possession under Chapter 11 of the Bankruptcy Code and are subject to the jurisdiction of the Bankruptcy Court. The Company's foreign subsidiaries have not filed voluntary petitions and are therefore not debtors.

As a result of these filings, actions to collect pre-petition indebtedness are stayed and certain other pre-petition contractual obligations against the Debtors may not be enforceable. In addition, under the Bankruptcy Code, the Debtors may assume or reject executory contracts, including real estate leases, employment contracts, personal property leases, service contracts and other unexpired, executory pre-petition contracts, subject to Bankruptcy Court approval. Parties affected by these rejections may file claims with the Bankruptcy Court in accordance with the Bankruptcy Code. The Debtors cannot presently determine or reasonably estimate the ultimate liability that may result from the filing of claims for all contracts that may be rejected. The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Although the Debtors expect to file a reorganization plan or plans that provide for emergence from bankruptcy sometime during fiscal year 2002, there can be no assurance that a reorganization plan or plans will be proposed by the Debtors or confirmed by the Bankruptcy Court or that any such plan will be consummated. It is contemplated that upon emergence, all of the Company's currently outstanding common stock will be cancelled, and the Company will then immediately issue to its current senior lenders and to its existing stockholders shares of Company common stock representing 90% and 10%, respectively, of the reorganized Company's total outstanding common stock.

As provided by the Bankruptcy Code, the Debtors have the exclusive right to submit a plan of reorganization for 120 days from the date of the filing of the voluntary petitions. Further extension may be sought and may be granted or denied by the Bankruptcy Court. If the Debtors fail to file a plan of reorganization during such period or if such plan is not accepted by the required number of creditors and equity holders within the required period, any party in interest may subsequently file its own plan of reorganization for the Debtors. A plan of reorganization must be confirmed by the Bankruptcy Court, upon certain findings being made by the Bankruptcy Court which are required by the Bankruptcy Code. The Bankruptcy Court may confirm a plan of reorganization notwithstanding the non-acceptance of the plan by an impaired class of creditors or equity holders if certain requirements of the Bankruptcy Code are met. A plan of reorganization also could result in holders of the Company's common stock receiving no value for their interest. The Chapter 11 filing, the uncertainty regarding the eventual outcome of the reorganization case and the effect of other unknown adverse factors could threaten the Company's existence as a going concern.

At a hearing held on March 14, 2002, the Bankruptcy Court entered orders granting authority to the Debtors to, among other things, pay certain pre-petition employee wages, salaries, benefits and other employee obligations, and pay certain administrative fees and insurance related obligations.

Schedules will be filed with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the filing date as shown by the Company's accounting records. Differences between amounts shown by the Company and claims filed by creditors will be investigated and, if necessary, unresolved disputes will be determined by the Bankruptcy Court. The ultimate settlement terms for such liabilities are subject to a plan of reorganization, and accordingly, are not presently determinable.

The Company entered into a $30 million Debtor-In-Possession Credit Agreement, dated as of March 13, 2002, (the "DIP facility") with Wachovia Bank. Borrowings against the DIP facility have an interest rate equal to Wachovia's Base Rate plus 2.5% or, at Guilford's option, LIBOR plus 3.5%, for interest periods of 1 or 3 months. The actual borrowing availability is calculated using a "borrowing base", as defined therein, based upon levels of accounts receivable and inventory, and may be less than $30 million. The Company may use this facility during the period of the bankruptcy proceeding to continue its ordinary course day-to-day operations, service its customers and complete its strategic business restructuring. As of the date hereof, the Company has no borrowings under this facility.


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

4. Liabilities Subject to Compromise -- The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Such liabilities are classified as "liabilities subject to compromise". The table below summarizes the Company's liabilities subject to compromise.



                                                      Balance as of April
                                                            28, 2002
                                                      ---------------------
              Long-term debt classified current              $239,842
              Accounts payable                                 21,782
              Current maturities of long-term debt             23,162
              Long-term deferred compensation                  14,962
              Accrued interest payable                         10,953
              Accrued pension                                   7,358
              Income taxes payable                              6,274
              Other pre-petition obligations                   23,492
                                                               ------
              Total                                          $347,825
                                                      =====================










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